ABS East 2012 Presentation October 22 - 23, 2012

ABS East 2012 Investor Presentation - * Forward-Looking Statements Statements in this presentation regarding First Marblehead’s strategy and the characteristics, pricing or performance of future Monogram®-based private education loan portfolios, and our expectations as to future financial success, as well as any other statements in this presentation that are not purely historical, constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our historical performance and on our plans, estimates and expectations as of October 22, 2012. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future results, plans, estimates and expectations expressed or implied by us will be achieved. You are cautioned that matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause our actual financial or operating results, facilitated loan volumes and resulting cash flows or financing-related revenues, or the timing of events, to be materially different than those expressed or implied by our forward-looking statements. Important factors that could cause or contribute to such differences include: market acceptance of, and demand for, our Monogram platform and fee-based service offerings, including our success in negotiating loan program agreements with additional clients; the successful sales and marketing of Monogram-based loan offerings, including the volume of loan applications and the extent to which loan applications ultimately result in disbursed loans; the volume, timing and performance of disbursed loans; the size and structure of any credit enhancement provided by us in connection with our Monogram platform; our success in designing, implementing and commercializing private education loan programs through Union Federal Savings Bank, including receipt of and compliance with regulatory approvals and conditions with respect to such programs; capital market conditions and our ability to structure securitizations or alternative financings; the size, structure and timing of any such securitizations or alternative financings; any investigation, audit, claim, regulatory action or suit relating to the transfer of the trust certificate of NC Residuals Owner Trust or the asset services agreement between the purchaser and us, including any challenge to tax refunds previously received as a result of the audit being conducted by the Internal Revenue Service; resolution of litigation and regulatory proceeds pertaining to our Massachusetts state income tax returns; the estimates and assumptions we make in preparing our financial statements, including quantitative and qualitative factors used in determining the estimate of the fair value of service revenue receivables; and the other factors set forth under the caption "Part II – Item 1A. Risk Factors" in our annual report on Form 10-K filed with the Securities and Exchange Commission on September 12, 2012. Important factors that could cause or contribute to future adjustments to the estimates and assumptions we make in preparing our financial statements include: actual transactions or market observations relating to asset-backed securities, loan portfolios or corporate debt securities; variance between our performance assumptions and the actual performance of the loan portfolios held by the GATE Trusts, Union Federal Savings Bank or our clients (the "Portfolios"); economic, legislative, regulatory, competitive and other factors affecting discount, default, recovery and prepayment rates on the Portfolios, including general economic conditions, the consumer credit environment and unemployment rates; management's determination of which qualitative and quantitative factors should be weighed in our estimates, and the weight to be given to such factors; capital markets receptivity to securities backed by private education loans; and interest rate trends. We specifically disclaim any obligation to update any forward-looking statements as a result of developments occurring after October 22, 2012, even if our estimates change, and you should not rely on those statements as representing our views as of any date subsequent to October 22, 2012. Disclaimer The information in this presentation is intended to provide a broad overview of a portfolio of private education loans previously facilitated by First Marblehead. Neither First Marblehead nor any other party is offering any securities by making this presentation or soliciting any action based upon the information provided. Nothing in this presentation should be relied upon as a representation by First Marblehead, or any other person, as to the future performance of any securities that may be issued in the future. The information contained herein is intended to be illustrative only, and historical collateral pools may not be representative of any future collateral pool.

ABS East 2012 Investor Presentation - * Section I FMD Corporate Overview Section II UFSB Monogram® Portfolio Overview TABLE OF CONTENTS

ABS East 2012 Investor Presentation - * Section I FMD Corporate Overview

ABS East 2012 Investor Presentation - * Who We Are Leading provider of education finance solutions offering a complete and integrated suite of outsourced services for private student loans Operate the credit-based Monogram platform—provides customizable loan programs and portfolio management services, and exceptional application disclosures Industry expert having processed over 6 million loan applications, funded $17b of loans and executed 38 asset-backed securitizations Target responsible students and families at high quality schools Operate the largest volume tuition payment plan provider in the U.S. serving over 700 schools and 300,000 families Offer an array of personal banking products and services, including private student loans, through our federally chartered thrift, Union Federal Savings Bank Founded in 1991; Publicly held (NYSE:FMD) since 2003 Headquartered in Boston, MA with locations in Warwick, RI, Medford, MA, and North Providence, RI “The right loans for the right borrowers at the right schools for the right educations.”

ABS East 2012 Investor Presentation - * Diversified Revenue Sources Private Student Loan Origination Union Federal offers traditional higher education and K-12 loan programs nationally; earns net interest margin by holding loans to term Partnered Lending Provide customized loan programs to lender clients; earn up-front fees for loan origination and marketing; can earn a share of ongoing borrower interest income in exchange for providing credit enhancement and portfolio management Capital Markets Long-term financing solutions for FMD-facilitated loan programs; earn ongoing fees for portfolio management; earn net interest margin by retaining residual interests Fee-For-Service Services provided in our Private Student Loan Origination, Partnered Lending, and Capital Markets businesses available on an a la carte basis Tuition Payment Plans Offer schools a suite of outsourced billing, payment processing, refund management and education payment counseling products and services from TMS

ABS East 2012 Investor Presentation - * Monogram Platform Incorporates FMD’s Core Competencies to Source the Best Credits Targeting and approving only higher credit quality applicants Our Monogram platform’s underwriting characteristics are derived from extensive private student loan performance database Granular risk segmentation allows for better risk-based pricing Depth of credit risk knowledge used to optimize profitability and manage risk Schools involved in loan process Schools certify student enrollment and loan amount and receive funds directly Monitor results Daily review of actual portfolio distribution Flexible program design allows FMD to adapt student loan product to meet market needs in a timely manner

ABS East 2012 Investor Presentation - * Section II UFSB Monogram® Portfolio Overview

ABS East 2012 Investor Presentation - * UFSB Monogram Portfolio Highlights (as of September 30, 2012) Current principal balance: $42.0 million Current accrued interest balance: $1.0 million Weighted average interest rate: one month LIBOR + 5.95% Percent cosigned: 91% Percent cash-flowing: 58% Percent school certified: 100%; all loan proceeds disbursed directly to school Weighted average FICO score: 751 Percent homeownership:1 79% Average age of oldest trade line:1 20 years Average number of satisfactory trade lines opened for > 6 months:1 11 Projected cumulative default rate: 6.5% Projected portfolio weighted average life: 5.6 years 1”Percent homeownership”: represents percentage of loans where either the borrower or cosigner (if applicable) is a homeowner; “Average age of oldest trade line” and “Average number of satisfactory trade lines opened for > 6 months” use the higher of borrower or cosigner (if applicable). Source: September 30, 2012 servicer and origination data

ABS East 2012 Investor Presentation - * Underwriting Guidelines Reflect Market Demands Applicant(s) must pass initial knock-out criteria, including: Sufficient credit history No excessive or multiple delinquencies Acceptable performance on previous student loans No severely negative credit events such as bankruptcy Minimum FICO scores required Minimum threshold on First Marblehead proprietary risk score Proof of positive income and employment required U.S. citizen/permanent residency required Student must be age of majority at time of application Student must be enrolled at least half-time during current academic year School must be approved public or private, not-for-profit degree-granting institution Loan amount cannot exceed the school certified cost of education less any financial aid

FirstMarblehead

# UFSB Monogram Portfolio Stratification
*as of September 30, 2012*

**Top School Stratification (by volume)**

| School Name: | Current Principal Balance: | % of Total: |
|---|---|---|
| Drexel University | $667,423 | 1.6% |
| Ohio State University - Columbus | $521,364 | 1.2% |
| Pennsylvania State University | $509,881 | 1.2% |
| Virginia Commonwealth University | $495,469 | 1.2% |
| Temple University | $491,528 | 1.2% |
| Arizona State University | $357,547 | 0.9% |
| Boston University | $336,907 | 0.8% |
| University Of Massachusetts - Amherst | $312,271 | 0.7% |
| University Of California - Davis | $298,388 | 0.7% |
| University Of Colorado - Boulder | $259,528 | 0.6% |
| OTHERS: | $37,775,374 | 89.9% |
| **TOTALS:** | **$42,025,679** | **100.0%** |

**Top Borrower State Stratification**

| Repayment Term: | Current Principal Balance: | % of Total: |
|---|---|---|
| California | $4,227,887 | 10.1% |
| New York | $3,968,011 | 9.4% |
| Pennsylvania | $3,786,781 | 9.0% |
| Massachusetts | $2,930,913 | 7.0% |
| New Jersey | $2,775,929 | 6.6% |
| Illinois | $2,694,316 | 6.4% |
| Ohio | $2,155,440 | 5.1% |
| Texas | $1,930,109 | 4.6% |
| Michigan | $1,396,232 | 3.3% |
| Virginia | $1,299,878 | 3.1% |
| OTHERS: | $14,860,183 | 35.4% |
| **TOTALS:** | **$42,025,679** | **100.0%** |

**School Type Stratification**

| School Type: | Current Principal Balance: | % of Total: |
|---|---|---|
| 4 Year Private College | $19,414,856 | 46.2% |
| 4 year Public College | $19,743,000 | 47.0% |
| OTHERS: | $2,867,823 | 6.8% |
| **TOTALS:** | **$42,025,679** | **100.0%** |

**Program Type Stratification**

| Program Type: | Current Principal Balance: | % of Total: |
|---|---|---|
| Graduate | $3,862,745 | 9.2% |
| Undergraduate | $38,162,934 | 90.8% |
| **TOTALS:** | **$42,025,679** | **100.0%** |

Source: September 30, 2012 servicer and origination data

ABS East 2012 Investor Presentation - *

FirstMarblehead

# UFSB Monogram Portfolio Stratification

*as of September 30, 2012*

## Repay Margin Stratification

| Repay Margin: | Current Principal Balance: | % of Total: |
|---|---|---|
| Less than 3.0% | $573,898 | 1.4% |
| 3.0% - 3.5% | $1,393,873 | 3.3% |
| 3.5% - 4.0% | $3,395,739 | 8.1% |
| 4.0% - 4.5% | $4,000,059 | 9.5% |
| 4.5% - 5.0% | $4,957,115 | 11.8% |
| 5.0% - 5.5% | $2,529,651 | 6.0% |
| 5.5% - 6.0% | $4,081,192 | 9.7% |
| 6.0% - 6.5% | $4,076,738 | 9.7% |
| 6.5% - 7.0% | $4,393,279 | 10.5% |
| 7.0% - 7.5% | $4,905,236 | 11.7% |
| 7.5% - 8.0% | $3,247,652 | 7.7% |
| 8.0% - 8.5% | $2,819,931 | 6.7% |
| Greater than 9.0% | $1,651,318 | 3.9% |
| **TOTALS:** | **$42,025,679** | **100.0%** |

## Current Principal Stratification

| Segment: | Current Principal Balance: | % of Total: |
|---|---|---|
| Less than $5,000 | $4,331,453 | 10.3% |
| $5,000 - $7,500 | $5,996,621 | 14.3% |
| $7,500 - $10,000 | $6,289,962 | 15.0% |
| $10,000 - $12,500 | $6,154,027 | 14.6% |
| $12,500 - $15,000 | $4,333,118 | 10.3% |
| $15,000 - $17,500 | $3,821,363 | 9.1% |
| $17,500 - $20,000 | $2,567,339 | 6.1% |
| $20,000 - $22,500 | $2,116,287 | 5.0% |
| $22,500 - $25,000 | $2,020,528 | 4.8% |
| Greater than $25,000 | $4,394,982 | 10.5% |
| **TOTALS:** | **$42,025,679** | **100.0%** |

## Repayment Type Stratification

| Repayment Type: | Current Principal Balance: | % of Total: |
|---|---|---|
| Full Deferment | $17,717,928 | 42.2% |
| Immediate Repay | $6,548,483 | 15.6% |
| Interest Only | $9,575,675 | 22.8% |
| Partial Interest | $8,183,593 | 19.5% |
| **TOTALS:** | **$42,025,679** | **100.0%** |

## Repayment Term Stratification

| Repayment Term: | Current Principal Balance: | % of Total: |
|---|---|---|
| 5 Years | $12,150,703 | 28.9% |
| 10 Years | $16,804,174 | 40.0% |
| 15 Years | $13,070,802 | 31.1% |
| **TOTALS:** | **$42,025,679** | **100.0%** |

Source: September 30, 2012 servicer and origination data

ABS East 2012 Investor Presentation- *

ABS East 2012 Investor Presentation - * UFSB Monogram Portfolio Stratification as of September 30, 2012 All Loans FICO Score Stratification All Loans FICO Score Stratification All Loans FICO Score Stratification FICO Score Range: Current Principal Balance: % of Total: < 650 $625,940 1.5% 650 - 674 $1,577,429 3.8% 675 - 699 $3,613,332 8.6% 700 - 724 $5,591,006 13.3% 725 - 749 $7,163,759 17.0% 750 - 774 $9,125,316 21.7% 775 - 799 $9,399,497 22.4% >= 800 $4,929,400 11.7% TOTALS: $42,025,679 100.0% FICO Score Stratification Chart Source: September 30, 2012 servicer and origination data

ABS East 2012 Investor Presentation - * UFSB Monogram Portfolio Performance: Delinquency Rate Six month period ending September 30, 2012 1Delinquency rate on loans in repayment, including loans requiring interest only payments or partial interest payments during in-school period. Source: servicer data.

ABS East 2012 Investor Presentation - * UFSB Monogram Portfolio Performance: Forbearance Rate Six month period ending September 30, 2012 1Forbearance rate on loans in repayment, including loans requiring interest only payments or partial interest payments during in-school period. Source: servicer data.

ABS East 2012 Investor Presentation - * UFSB Monogram Portfolio Performance: Prepayment Rate Six month period ending September 30, 2012 Source: servicer data.

ABS East 2012 Presentation October 22 - 23, 2012